LORD ASSET MANAGEMENT TRUST

Thomas White American Enterprise Fund

Supplement dated October 8, 2003
to the Prospectus and Statement of Additional Information dated March 1, 2003

The Board of Trustees of Lord Asset Management Trust (the "Trust") has approved a Plan of Liquidation and Dissolution with respect to the Thomas White American Enterprise Fund (the "Fund"), subject to the approval of the Fund's shareholders, whereby the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. A special meeting of the Fund's shareholders for the purpose of approving the Plan of Liquidation and Dissolution is expected to be held on or about October 29, 2003. The date and time of liquidation for the Fund currently is anticipated to be the close of business on the date of approval of the Plan of Liquidation and Dissolution by the Fund's shareholders (the "Liquidation Date").

As of October 11, 2003 the Fund will no longer accept orders to purchase shares of the Fund (except for shares purchased through the automatic reinvestment of dividends and distributions). However, shareholders may redeem their shares of the Fund, or exchange their shares for shares of another fund in the Thomas White Funds Family, as disclosed in the prospectus.  Investors should note that the Fund and the other funds in the Thomas White Funds Family intend to declare fiscal year-end dividends and capital gains distributions to shareholders of record as of October 23, 2003, which will be payable shortly thereafter. Fund distributions are taxable to a shareholder even if they are paid with respect to income or gains earned by a fund prior to the shareholder's investment, and thus are included in the price paid for the shares. Accordingly, an investor who purchases shares on or just before the record date of the distributions may shortly thereafter receive a portion of his or her investment back as a taxable distribution.

On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents. The liquidation of the Fund's portfolio will entail transaction costs and may generate capital gains or losses, although management of the Trust believes that most Fund shareholders will realize a loss for tax purposes on liquidation of the Fund. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, the Fund will send to shareholders of record a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder's proportionate interest of the net assets of the Fund, and information concerning the sources of the liquidating distribution.

Investors should retain this supplement for future reference.